UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2012

HENRY SCHEIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 12, 2012, Henry Schein, Inc. (the “Company”) entered into a new $500 million revolving credit agreement (the “Credit Agreement”). This new facility, which matures in September 2017, replaces Henry Schein’s current $400 million revolving credit facility, which was scheduled to mature in September 2013. The facility’s joint lead arrangers were J.P. Morgan Securities LLC and HSBC Bank USA, National Association and its sole bookrunner was J.P. Morgan Securities LLC. Henry Schein plans to use its credit facility for working capital and general corporate purposes, including, but not limited to, capital expenditures, the repurchase of the Company’s capital stock and permitted refinancing of existing debt, as well as for funding potential acquisitions.

The Credit Agreement contains customary representations, warranties and affirmative covenants. The Credit Agreement also contains customary negative covenants, subject to negotiated exceptions on (i) liens, (ii) indebtedness, (iii) significant corporate changes, including mergers, (iv) dispositions and (v) certain restrictive agreements. The Credit Agreement also contains customary events of default, such as payment defaults, cross-defaults to other material indebtedness, bankruptcy and insolvency, the occurrence of a defined change in control, or the failure to observe the negative covenants and other covenants related to the operation of the Company’s business.

The above description of the Credit Agreement is not complete and is qualified in its entirety by the actual terms of the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 8.01.	OTHER EVENTS.

On September 13, 2012, Henry Schein, Inc. issued a press release announcing the new $500 million revolving credit facility, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit 10.1	Credit Agreement, dated as of September 12, 2012, among the Company, the several lenders parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, HSBC Bank USA, National Association, as syndication agent, and U.S. Bank National Association, The Bank of Tokyo-Mitsubishi UFJ, Ltd., UniCredit Bank AG and The Bank of New York Mellon, as co-documentation agents, together with the exhibits and schedules thereto.

Exhibit 99.1	Press Release dated September 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.

Date: September 13, 2012	By:	/s/ Michael S. Ettinger
Name: Michael S. Ettinger
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement, dated as of September 12, 2012, among the Company, the several lenders parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, HSBC Bank USA, National Association, as syndication agent, and U.S. Bank National Association, The Bank of Tokyo-Mitsubishi UFJ, Ltd., UniCredit Bank AG and The Bank of New York Mellon, as co-documentation agents, together with the exhibits and schedules thereto.

99.1	Press release dated September 13, 2012